Forward-Looking Statements

Certain statements in this Investor Presentation may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company's plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "expects," "may," "will," "believes," "should," "would," "could," "approximately," "anticipates," "estimates," "targets," "intends," "likely," "projects," "positioned," "strategy," "future," and "plans." In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are "forward–looking statements" for purposes of federal and state securities laws. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement.

These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Certain factors may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: the Company's capital and financing needs and availability; any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the Company's ability to integrate and operate assets successfully after the closing of an acquisition; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors. However, it is not possible to predict or identify all such factors.

In addition, the Company has disclosed under the heading "Risk Factors" in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "Annual Report"), filed with the U.S. Securities and Exchange Commission on March 6, 2015, the risk factors which materially affect its business, financial condition and operating results. Investors are encouraged to review the Annual Report for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law.

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Premier Homebuilder Focused On Markets With Exceptional Growth Potential(1)Based on 2014 closings, as ranked by BUILDER Online. including recent acquisitions.(2)Based on 2013-2014 home closings growth, as ranked by BUILDER Online.(3)As of March 31, 20153.Top-25 U.S. homebuilderbased on closings from recent acquisition activity(1)o2ndfastest growing homebuilder (2).Profitable every year since founding in 2002.Attractive land positions in 151 communities(3)o12,449 lots owned and controlled(3)o87 active selling communities(3)oStrategically located in attractive major metropolitan markets, across Denver, Northern Colorado, and Colorado Springs, CO; Austin, San Antonio and Houston, TX; Las Vegas, NV and Atlanta, GA..Company snapshot:Fiscal Year 2014o$362.4 million revenue, an increase of 112%o$20.0 million of net income, an increase of 61%o$41.0 million of adjusted EBITDA, an increase of 94%LTM 1stQuarter 2015o$469.2 million revenue, an increase of 139%o$23.0 million of net income, an increase of 79%o$49.2 million of adjusted EBITDA, an increase of 111%S:\SALES & MARKETING (NEW)\MARKETING\PHOTOS\1 CORPORATE PHOTO LIBRARY\COLORADO\Exteriors\CO_SF_Tallyns Reach Bellmar Exterior.jpgS:\SALES & MARKETING (NEW)\MARKETING\PHOTOS\1 CORPORATE PHOTO LIBRARY\TEXAS\Canyons\130226-canyons_002_web.jpg

Key HighlightsCycle-Tested and Aligned Management TeamStrong and Growing Geographical FootprintSuperior Operating PerformanceAttractive and Well-Located Land PositionsDiversified Operating Strategy

CENTURY COMMUNITIES

Seasoned and Aligned Management Team

Dale Francescon
Chairman & Co-Chief Executive Officer

Robert Francescon
Co-Chief Executive Officer & President

- Co-founded Century and served as Co-CEOs since 2002. Since then, Century has become a Top-25 U.S. Builder[(1)]
- Own a combined 28% of the Company[(2)]

David Messenger
Chief Financial Officer

- Joined Century in 2013 as CFO

  10 years of prior public company experience at UDR, Inc., a multi-billion dollar multifamily REIT, served as CFO, CAO and Controller

(1) Based on 2014 closings, as ranked by BUILDER Online, including recent acquisitions.
(2) As of May 14, 2015.

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Cycle-Tested Management Team6200620122002Century formed20022009 Began purchasing opportunistic land20132014Acquired LVLH in Las Vegas for $165 mm2013Acquired Jimmy Jacobs Homes in Austin for $15.7 mm20142013Raised $223.8 mm of 144A equity2014Raised $200 mm of senior unsecured notes20072007Began strategic slowdown in advance of downturn2012Expansion into Fort Collins, CO2006Expansion into Colorado Springs, CO20092014Raised $81.6 mm of IPO equity2014Acquired GVB in Houston for $13 mm2014Acquired Peachtree Communities in Atlanta for $57 mm2014$120 mm Unsecured Line of Credit20152015Raised $60 mm of senior unsecured notes

CENTURY COMMUNITIES

Diversified Operating Strategy

Best-in-class diversified product offering targeting wide range of customer demographics



Diverse & Growing Economies

- Focus on metros with robust economic, job, and population growth
- Markets characterized by strong demand, constrained supply, and healthy projected price appreciation





Premier Locations & Amenities

- Locations with excellent access to jobs, transport, schools and lifestyle centers
- Premium amenities including expansive parks and golf courses





Broadly Targeted Customers

- First time homebuyer, first and second move-up, lifestyle buyer
- Multiple price points allow for maximized profitability
- Broad product offering with cutting edge designs



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Strong and Growing Geographic Footprint in Attractive Markets

Four states, eight active MSAs, 151 total communities, significant U.S. expansion opportunity

Northern Colorado

Lots Owned(1): 198
Lots Controlled(1): 10
Population(2): 316,000
Median Income(2): $58,100
Prj. Income Growth(3): 2.3%

Denver, CO

Lots Owned(1): 2,624
Lots Controlled(1): 734
Population(2): 2,700,000
Median Income(2): $63,500
Prj. Income Growth(3): 3.7%



Las Vegas, NV

Lots Owned(1): 1,828
Lots Controlled(1): 267
Population(2): 2,100,000
Median Income(2) : $51,400
Prj. Income Growth(3): 1.8%

Atlanta, GA

Lots Owned(1): 929
Lots Controlled(1): 2,824
Population(2): 5,512,000
Median Income(2): $56,900
Prj. Income Growth(3): 2.5%

Colorado Springs, CO

Lots Owned(1): 402
Lots Controlled(1): 3
Population(2): 682,000
Median Income(2): $58,200
Prj. Income Growth(3): 2.7%

Austin, TX

Lots Owned(1): 1,023
Lots Controlled(1): 852
Population(2): 1,900,000
Median Income(2): $59,800
Prj. Income Growth(3): 2.2%

San Antonio, TX

Lots Owned(1): 66
Lots Controlled(1): 66
Population(2): 2,283,000
Median Income(2): $50,300
Prj. Income Growth(3): 2.4%

Houston, TX

Lots Owned(1): 214
Lots Controlled(1): 409
Population(2): 6,353,000
Median Income(2): $59,000
Prj. Income Growth(3): 2.2%

Source: John Burns Real Estate Consulting ("JBREC").
(1) As of March 31, 2015.
(2) As of December 31, 2013.
(3) Forecasted annual growth from 2014 – 2016 for each MSA.

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Focused on Markets with Attractive Growth Prospects

Target markets with diverse economic / employment bases and demographics as well as increasing populations

	Colorado[1]	Central Texas[2]	Las Vegas	Houston	Atlanta
Owned Lots[3]	3,224	1,089	1,828	214	929
Controlled Lots[3]	747	918	267	409	2,824
Market Supply[4]	1.2 month	2.3 months	4.6 months	2.7 months	3.5 months

Growing Household Formations

Limited Current Supply

Strong Job Growth

Price Appreciation

(1) Includes Denver, Colorado Springs and the Northern Colorado markets.
(2) Includes the Austin and San Antonio markets.
(3) As of March 31, 2015.
(4) Based on JBREC data as of April 2015.

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Recent Acquisition Activity

Jimmy Jacobs Homes – September 2013

- Well-recognized private homebuilder in Austin and San Antonio, Texas
- Offers wide range of product from first time move-up to "semi-custom" homes priced from under $300,000 to over $1,000,000
- Acquired 166 lots[(1)] and 95 homes under construction in the Austin and San Antonio markets

Las Vegas Land Holdings – April 2014

- A private homebuilder and land developer in Las Vegas, Nevada
- Offers a range of products that target first and second time move-up and second home buyers, with prices ranging from $215,000 to $500,000
- Acquired 1,761 lots in the Las Vegas market

Grand View Builders – August 2014

- Acquired Grand View Builders, Grand View Builders Custom Homes and SWMJ Construction, collectively, "Grand View"; a private homebuilder in Houston, Texas
- Offers a range of product targeted at first time and first move-up homebuyers priced from the low $200,000's to over $525,000
- Acquired 84 homes in backlog and 601 owned and controlled lots in the Houston market

Peachtree Communities – November 2014

- Private, well-established and considered the #2 homebuilder in the Atlanta, Georgia market
- Offers a range of products targeted at first time and first move-up homebuyers priced near the mid $200,000's
- Acquired 2,120 owned and controlled lots within 36 communities in the Atlanta market

(1) Included 116 lots under contract.

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Strong Lot Inventory With Land Sourcing And Evaluation Capabilities

Holds ample supply of land and will continue to target well-located lots in various stages of development

- Evaluate land opportunities based on contribution to overall profitability
- Ability to take land through entitlement and development
- Structuring flexibility through land option contracts
- Century does not own any unentitled land
- Holds 5.5 years' supply of land[1] as of March 31, 2015

Lot Inventory as of March 31, 2015

	Lots Owned	Lots Controlled	Total Lots	LTM Deliveries[2]
Colorado	3,224	747	3,971	490
Central Texas	1,089	918	2,007	147
Las Vegas	1,828	267	2,095	254
Houston	214	409	623	229
Atlanta	929	2,824	3,753	1,068
Grand Total	**7,284**	**5,165**	**12,449**	**2,188**

(1) Represents total lots owned and controlled divided by the midpoint of 2015 guidance closings as of May 7, 2015.
(2) Pro forma last twelve months deliveries for the acquisition of Grand View Builders in Houston, Texas and Peachtree Communities in Atlanta, Georgia.

11

Capacity to Execute Growth Strategy

- $151.6 million of liquidity[(1)(2)]
  - $31.6 million cash balance as of March 31, 2015[(1)]
  - $120 million of availability on the revolving credit facility, not including the $80 million accordion feature[(1)].
- In May 2014, issued $200 million senior unsecured notes
  - 6.875% coupon
  - Matures May 15, 2022
  - Moody's and S&P ratings of B3 / B, respectively
- Closed on a new $120 million unsecured revolver in October 2014
- In April 2015, issued $60 million senior unsecured notes follow-on
  - 6.875% coupon
  - Matures May 15, 2022
- No significant debt maturities until 2022

Summary Balance Sheet / Capitalization

$ millions	Mar. 31, 2015	PF Mar. 31, 2015[(1)]
Cash	$26.6	$31.6
Inventories	599.7	599.7
Total Assets	718.2	723.2
Debt:		
Revolving Credit Facility	55.0	0.0
Senior Unsecured Notes Due 2022	200.0	260.0
Other	7.3	7.3
Total Debt	262.3	267.3
Total Liabilities	345.6	350.6
Total Equity	372.6	372.6
Credit Metrics		
Available Liquidity[(1)(2)]	$91.6	$151.6
Debt / Book Capitalization	41.3%	41.8%
Net Debt / Net Book Capitalization	38.7%	38.7%
Cash + Inventories / Debt	2.4x	2.4x

(1) Pro forma for April 2015 $60 million senior unsecured notes offering
(2) Available liquidity calculated as cash and equivalents plus $120 million of availability on the revolving credit facility, excluding the $80 accordion feature.

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CENTURY COMMUNITIES

Strengthened Backlog Positions Company to Execute Growth Strategy

Rapidly growing backlog reflects continued new community openings in existing markets and expansion into new markets

Backlog Homes



256
394
472
772
920
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015

Backlog Dollar Value ($mm)



$122.3
$167.8
$190.0
$246.3
$308.0
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015

- Increased backlog of homes: 259% since March 31, 2014
- Increased backlog dollar value: 152% since March 31, 2014
- Growing backlog positions Century for continued solid improvement in orders and closings
- Positioned for further expansion of backlog in new and existing markets

13

First Quarter 2015 Performance Update

Substantial growth in operating metrics

Net New Home Orders


336%
162
706
1Q2014
1Q2015

Home Closings


323%
128
542
1Q2014
1Q2015

Ending Selling Communities


278%
23
87
1Q2014
1Q2015

Total Revenue ($mm)


215%
$49.7
$156.4
1Q2014
1Q2015

Adjusted EBITDA($mm)


138%
$5.9
$14.2
1Q2014
1Q2015

Backlog Value ($mm)


152%
$122.3
$308.0
1Q2014
1Q2015

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CENTURY COMMUNITIES

Historical Operating Performance

Demonstrated history of substantial growth in operating metrics

Net New Home Orders


151%
415
406
1,042
2012
2013
2014

Home Closings


211%
336
448
1,046
2012
2013
2014

Ending Selling Communities


493%
13
23
83
2012
2013
2014

Total Revenue ($mm)


277%
$96.0
$171.1
$362.4
2012
2013
2014

Adjusted EBITDA ($mm)


352%
$9.1
$20.5
$41.0
2012
2013
2014

Backlog Value ($mm)


378%
$51.6
$103.3
$246.3
2012
2013
2014

15

Key Highlights16Cycle-Tested and Aligned Management TeamStrong and Growing Geographical FootprintSuperior Operating PerformanceAttractive and Well-Located Land PositionsDiversified Operating StrategyCapacity to Execute Growth Strategy

Recent Acquisitions17

Jimmy Jacobs Homes Acquisition – September 2013

Established and highly capable local team in the Central Texas market

- Acquired Jimmy Jacobs Homes ("JJH"), a leading, well-recognized private homebuilder in the Austin and San Antonio, TX markets, for a purchase price of approximately $16 million on September 12, 2013
- JJH builds a wide range of product from first time move-up to "semi-custom" homes priced from under $300,000 to over $1,000,000
- JJH and Century share a similar approach to the business – a focus on building and selling high quality homes to a wide universe of buyers
- Acquired 166 lots[(1)] and 95 homes under construction in Austin and San Antonio
- The acquisition also included an additional 129 controlled lots in the Austin and San Antonio market.


Fort Hood
Killeen
Belton
Lampasas
Round Rock
Taylor
Pflugerville
Lakeway
Austin
Fredericksburg
Yegua Knobbs Preserve
Bastrop
Lockhart
Buescher State Park
Stone Oak
Universal City
Seguin
Gonzales
Converse













(1) Included 116 lots under contract.

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Las Vegas Land Holdings Acquisition – April 2014

Robust operation and platform in the rebounding Las Vegas market

- Acquired LVLH, a private Las Vegas homebuilder and land developer, for $165 million on April 1, 2014
- LVLH builds a range of products that target first and second time move-up and second home buyers, with prices ranging from $215,000 to $500,000
- Acquired 1,761 lots in the Las Vegas market
  - Included 57 homes in backlog, 17 models, two fully operational golf courses, and other assets

LVLH 2013 Summary

- $74.3 million home sales revenue
- $19.2 million operating income
- 38.1% home sales gross margin
- 256 homes closed
- ASP of $290,050



LVLH community   Existing Century community

Increases earnings strength and diversification

Irreplaceable land holdings in highly amenitized, highly desirable master-planned communities

Bolsters lot pipeline to support steady cash flow growth

Established operating platform with extensive market knowledge

Very favorable housing market conditions

Improving job growth and metro economy

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20Grand View Builders Acquisition –August 2014Established local team in the expansive and growing Houston market.Acquired Grand View Builders, Grand View Builders Custom Homes and SWMJ Construction, collectively, “Grand View”, for a purchase price of approximately $13 million.Grand View builds a range of product targeted at first time and first move-up homebuyers priced from the low $200,000’s to over $525,000.Grand View also has to the capability to build custom homes through Grand View Builders Custom Homes “Build-On-Your-Lot” program.Acquired 84 homes in backlog and 601 owned and controlled lots.S:\SALES & MARKETING (NEW)\MARKETING\1-TEXAS\Grand View\Photos\Amburn Oaks\For New Web\communitycmphotos_2.jpgS:\SALES & MARKETING (NEW)\MARKETING\1-TEXAS\Grand View\Photos\BOYL\For New Web\DSC_5220-1x1.jpgS:\SALES & MARKETING (NEW)\MARKETING\1-TEXAS\Grand View\Photos\Stewarts Forest\995 Briac Lane (15) (Large).JPGS:\SALES & MARKETING (NEW)\MARKETING\1-TEXAS\Grand View\Photos\Lakes of Bella Terra 55\Pool Area II.JPG

Peachtree Communities Acquisition – November 2014

Established strategic footprint in the growing Southeast with the acquisition of #2 Atlanta builder

- Acquired Peachtree Communities for a purchase price of approximately $57 million
- Provided significant foothold in an area that is has historically been one of the most active for new home construction
- Added a proven operating platform with a seasoned management team
- Peachtree builds a range of products targeted at first time and first move-up homebuyers priced near the mid $200,000's
- Acquired 2,120 owned and controlled lots within 36 communities in the Atlanta market
  - Included 368 homes in backlog and 27 models.

Increases earnings strength and diversification

Bolsters lot pipeline to support steady cash flow growth

Established operating platform with extensive market knowledge

Very favorable housing market conditions

Improving job growth and metro economy

Peachtree Communities 2013 Summary

- $163.2 million home sales revenue
- $13.7 million operating income
- 17.3% home sales gross margin
- 752 homes closed
- ASP of $217,035



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Pic2_Kitchen.jpgHistorical Financial Performance

Operating Performance Highlights23.Revenues totaled $362.4 million, an increase of $191.3 million from a year earlieroOverall average selling price totaled $336.4 thousandoClosings totaled 1,046, up 133.5% year-over-year.Operating income of $31.1 million compared to $17.9 million for the prior-year, an increase of 74.1%.Adjusted EBITDA was $41.0 million compared to $20.5 million for the prior-year, an increase of approximately $20.5 million or 99.6%oImproved overhead as a percentage of homebuilding revenue at 13.3%, down 50 bps from 2013.Pre-tax income of $31.0 million compared to $18.1 million for the prior-year, an increase of 71.3%.Total backlog increased to 772 homes from 222 homes a year earlier.Backlog value of $246.3 million at December 31, 2014, up 138.6% year-over-year.Revenues totaled $156.4 million, an increase of $106.8 million from the prior year quarteroOverall average selling price totaled $284.7 thousandoClosings totaled 542, up 323.4% year-over-year.Operating income of $9.2 million compared to $5.4 million for the prior-year quarter, an increase of 70.5%.Adjusted EBITDA was $14.2 million compared to $5.9 million for the prior-year quarter, an increase of approximately $8.2 million or 138.3%oImproved overhead as a percentage of homebuilding revenue at 13.6%, down 50 bps from the first quarter 2014.Pre-tax income of $9.5 million compared to $5.2 million for the prior-year quarter, an increase of 83.3%.Total backlog increased to 920 homes from 256 homes a year earlier.Backlog value of $308.0 million at March 31, 2015, up 151.8% year-over-yearFiscal Year 20141stQuarter 2015

CENTURY COMMUNITIES

Historical Financials

$ 000s except per unit data

	Quarter ended March 31,				Year ended December 31,			
		2015		2014		2014		2013
Home sales revenues	$	154,335	$	49,671	$	351,823	$	171,133
Land sales revenues		-		-		4,800		-
Golf course and other revenues		2,103		-		5,769		-
Total revenue		156,438		49,671		362,392		171,133
Cost of home sales revenues		124,806		37,274		276,386		129,651
Cost of land sales revenues		-		-		1,808		-
Cost of golf course and other revenue		1,506		-		6,301		-
Total cost of revenues		126,311		37,274		284,495		129,651
Operating income		9,195		5,394		31,102		17,860
Consolidated net income	$	6,351	$	3,368	$	20,022	$	12,431
EBITDA Reconciliation								
Net income		$6,351		$3,368		$20,022		$12,431
Income tax expense		3,173		1,828		10,937		5,015
Deferred taxes on conversion to a corporation		-		-		-		627
Interest amortized to cost of closings		1,621		76		2,366		1,521
Interest expense		3		-		26		-
Depreciation and amortization		988		483		2,941		937
EBITDA		**$12,136**		**$5,755**		**$36,292**		**$20,531**
Purchase price accounting[1]		2,027		188		4,697		633
Adjusted EBITDA		**$14,163**		**$5,943**		**$40,989**		**$21,164**
Balance Sheet Data								
Total Assets		$718,170		$410,073	$	675,979	$	312,639
Total Debt		262,321		100,500		229,610		1,500
Total Equity		372,613		275,220		365,205		271,556

(1) Purchase price accounting for acquired work in process inventory.

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